INCOME AND EXPENSES ITEMS - Summary of Other Income and Other Expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Analysis of income and expense [abstract]
Government grants	$ 74	$ 639	$ 271
Net gain on financial instruments	196	33	259
Dividend income	97	97	106
Other income	203	120	35
Total other income	$ 570	$ 889	$ 671